UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 7, 2015

Hercules Technology Growth Capital, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00702	74-3113410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Hamilton Ave., Suite 310 Palo Alto, CA		94301
(Address of Principal Executive Offices)		(Zip Code)

(650) 289-3060

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On July 7, 2015, Hercules Technology Growth Capital, Inc., a Maryland corporation (the “Company”), held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 15, 2015, the record date for the Annual Meeting, 72,705,329 shares of the Company’s common stock were outstanding and entitled to vote. The following matters were submitted at the Annual Meeting, including any adjournments thereof, to the stockholders for consideration:

1. To elect the following directors for the specified terms, or until her or his successor is elected and qualified: Allyn C. Woodward, Jr. for a term expiring in 2018; Thomas J. Fallon for a term expiring in 2018; Susanne D. Lyons for a term expiring in 2017; and Joseph F. Hoffman for a term expiring in 2016.

2. To approve an advisory proposal on named executive officer compensation.

3. To approve an amendment to the Company’s 2004 Equity Incentive Plan to increase the number of shares authorized for issuance under such plan.

4. To approve a proposal to authorize the Company to sell or otherwise issue up to 20% of its common stock at a net price below the then-current net asset value.

Allyn C. Woodward, Jr., Thomas J. Fallon, Susanne D. Lyons and Joseph F. Hoffman were each elected to serve as a director for the terms specified above, or until her or his successor is elected and qualified, and proposals 2, 3 and 4 were approved by the Company’s stockholders. The detailed final voting results of the shares voted with regard to each of these matters are as follows:

1.	Election of directors:

	For	Withheld
Allyn C. Woodward, Jr.	35,835,876	2,340,227
Thomas J. Fallon	36,158,170	2,017,933
Susanne D. Lyons	36,275,932	1,900,171
Joseph F. Hoffman	36,266,444	1,909,659

Continuing directors are as follows: Manuel A. Henriquez and Robert P. Badavas

2.	Advisory vote to approve the Company’s named executive officer compensation:

For	Against	Abstain
21,810,276	15,272,733	1,093,094

3.	Approval of an amendment to the Company’s 2004 Equity Incentive Plan to increase the number of shares authorized for issuance under such plan:

For	Against	Abstain
33,125,928	4,325,457	724,718

4.	Approval of a proposal to authorize the Company to sell or otherwise issue up to 20% of its common stock at a net price below the then-current net asset value:

Vote With Affiliate Shares

For	Against	Abstain
28,877,981	8,588,914	709,208

Vote Without Affiliate Shares

For	Against	Abstain
24,794,497	8,588,914	709,208

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hercules Technology Growth Capital, Inc.

Date: July 8, 2015	By:	/s/ Andrew Olson
Andrew Olson
Chief Financial Officer